Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Revenue from Significant Charterers for 10% or More of Revenue

Revenues for the years ended December 31, 2013, 2014 and 2015, deriving from significant charterers individually accounting for 10% or more of revenues (in percentages of total revenues), were as follows:

Charterer	2013	2014	2015
A	—	7%	18%
B	—	21%	17%
C	—	—	17%
D	36%	—	—
E	22%	—	—
	58.0%	28.0%	52.0%